UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 7, 2012

NAVARRE CORPORATION
(Exact name of Registrant as specified in its charter)

Minnesota	000-22982	41-1704319
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7400 49th Avenue North, New Hope, MN  55428
(Address of principal executive offices)

Registrant’s telephone number, including area code: (763) 535-8333

                                     Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index

Item 8.01 Other Events.

On December 7, 2012, Navarre Corporation (the “Company”) posted a presentation to its website that it is utilizing in connection with meetings with certain current and prospective investors, suppliers and customers of the Company (the “Presentation”).  A copy of the Presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Presentation attached as Exhibit 99.1 discloses certain information that is not presented in accordance with United States generally accepted accounting principles (“GAAP”).  These non-GAAP financial measures included in the Investor Presentation have been reconciled to the comparable GAAP results and should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, those GAAP results.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits:

Exhibit
99.1	Presentation posted to the Navarre Corporation website on December 7, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVARRE CORPORATION

Dated: December 7, 2012	By:	/s/ Ryan F. Urness
Name: Ryan F. Urness Title: General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation posted to the Navarre Corporation website on December 7, 2012